Columbia Asset Allocation Fund, Variable Series
                Columbia Federal Securities Fund, Variable Series
                  Columbia International Fund, Variable Series
                 Columbia Large Cap Growth Fund Variable Series
                 Columbia Large Cap Value Fund, Variable Series
                  Columbia Mid Cap Value Fund, Variable Series
                   Columbia Money Market Fund, Variable Series
                  Columbia S&P 500 Index Fund, Variable Series
                 Columbia Small Cap Value Fund, Variable Series
               Columbia Small Company Growth Fund, Variable Series
                 Columbia Strategic Income Fund, Variable Series
                 (Each a "Fund" and collectively, the "Funds.")

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2006


         The paragraph "Bank and Savings and Loan Obligations" under the heading "MONEY MARKET INSTRUMENTS" under the section "APPENDIX A" is revised in its entirety as follows:

Bank and Savings and Loan Obligations

         These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above.


                                                                June 23, 2006